SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c) of the

Securities Exchange Act of 1934

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   TRANSAMERICA FUNDS

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TRANSAMERICA FUNDS

Transamerica Inflation Opportunities

Transamerica Large Core ESG

Transamerica Large Value Opportunities

Transamerica Strategic Income

TRANSAMERICA SERIES TRUST

Transamerica PineBridge Inflation Opportunities VP

1801 California Street, Suite 5200

Denver, CO 80202

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the internet relating to the funds listed above (each, a “Fund” and together, the “Funds”). Transamerica Inflation Opportunities, Transamerica Large Core ESG, Transamerica Large Value Opportunities and Transamerica Strategic Income are each a series of Transamerica Funds, and Transamerica PineBridge Inflation Opportunities VP is a series of Transamerica Series Trust (Transamerica Funds and Transamerica Series Trust, each, a “Trust” and together, the “Trusts”). We encourage you to access and review all of the important information contained in the Joint Information Statement.

The following material is available for review: Joint Information Statement

The Joint Information Statement is to inform investors that on December 30, 2025, the Funds’ sub-adviser, PineBridge Investments LLC, completed a transaction involving an internal reorganization and acquisition by MetLife Investment Management, Inc. (“MIM”) (the “Transaction”). As part of the Transaction, PineBridge Investments LLC, which was an indirect subsidiary wholly owned by PineBridge Investments, L.P., was merged into PineBridge Galaxy LLC, also an indirect wholly owned subsidiary of PineBridge Investments, L.P. and a separately registered investment adviser. Immediately thereafter, the resulting entity was renamed PineBridge Investments LLC (hereinafter “PineBridge”) and MIM acquired PineBridge Investments, L.P.’s investment management business, including PineBridge. The Transaction constituted an “assignment,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the prior investment sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM”) and PineBridge Investments LLC (the “Prior Sub-Advisory Agreements”), and resulted in the automatic termination of the Prior Sub-Advisory Agreements.

In anticipation of the Transaction, on August 6-7, 2025 the Boards of Trustees of the Trusts (each, a “Board” and the members thereof, the “Board Members”) considered and unanimously approved the retention of PineBridge as the Funds’ sub-adviser and approved new sub-advisory agreements between TAM and PineBridge with respect to the applicable Funds, to take effect upon the closing of the Transaction (each, a “Sub-Advisory Agreement”). Each Sub-Advisory Agreement has an initial term of one year from its effective date, unless terminated earlier in accordance with its terms. Thereafter, continuance of each Sub-Advisory Agreement is subject to the specific approval, at least annually, by vote of a majority of the Independent Board Members at a meeting called for the purpose of voting on such approval, and by either the applicable Board or an affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the applicable Fund. In connection with the Transaction, each Fund’s principal investment strategies, principal risks, management fee schedules and sub-advisory fee schedule did not change. TAM continues to serve as each Fund’s investment manager. The Joint Information Statement provides additional information regarding the Sub-Advisory Agreements.

The Trusts and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the 1940 Act, without obtaining shareholder approval. The Order instead requires that an information statement be sent to investors. In lieu of physical delivery of the Joint Information Statement, the Trusts will make the Joint Information Statement available to you online.

The Joint Information Statement will be available on the Transamerica website until at least September 24, 2026, at https://www.transamerica.com/sites/default/files/files/e070d/tf_pinebridge_control_change_info_stmt.pdf.

A paper or email copy of the Joint Information Statement may be obtained, without charge, by contacting Transamerica Funds at 1-888-233-4339 or Transamerica Series Trust at 1-800-851-9777.

If you want to receive a paper or e-mail copy of the Joint Information Statement, you must request one. There is no charge to you for requesting a copy.

TRANSAMERICA FUNDS

Transamerica Inflation Opportunities

Transamerica Large Core ESG

Transamerica Large Value Opportunities

Transamerica Strategic Income

TRANSAMERICA SERIES TRUST

Transamerica PineBridge Inflation Opportunities VP

1801 California Street, Suite 5200

Denver, CO 80202

March 24, 2026

Thank you for being a valued Transamerica investor.

We are reaching out to provide you with additional information regarding the approval by the Boards of Trustees (each, a “Board” and the members thereof, the “Board Members”) of Transamerica Funds and Transamerica Series Trust (each, a “Trust” and together, the “Trusts”) of sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM”), the Funds’ investment manager, and PineBridge Investments LLC with respect to Transamerica Inflation Opportunities, Transamerica Large Core ESG, Transamerica Large Value Opportunities and Transamerica Strategic Income, each a series of Transamerica Funds (the “Transamerica Funds”), and Transamerica PineBridge Inflation Opportunities VP, a series of Transamerica Series Trust (the “TST Fund”) (each, a “Fund” and the Transamerica Funds and the TST Fund together, the “Funds”). No action is required on your part. We do, however, ask that you review the enclosed Joint Information Statement, which contains information about the sub-advisory agreements for your Fund(s). We encourage you to store this document with your Transamerica investment information.

On December 30, 2025, the Funds’ sub-adviser, PineBridge Investments LLC, completed a transaction involving an internal reorganization and subsequent acquisition by MetLife Investment Management, Inc. (“MIM”) (the “Transaction”). As part of the Transaction, PineBridge Investments LLC, which was an indirect subsidiary wholly owned by PineBridge Investments, L.P., was merged into PineBridge Galaxy LLC, also an indirect wholly owned subsidiary of PineBridge Investments, L.P. and a separately registered investment adviser. Immediately after this merger, the resulting entity was renamed PineBridge Investments LLC (hereinafter “PineBridge”). Immediately thereafter, MIM acquired PineBridge Investments, L.P.’s investment management business, including PineBridge.

The Transaction constituted an “assignment,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the prior investment sub-advisory agreements between TAM and the Funds’ former sub-adviser (the “Prior Sub-Advisory Agreements”), and resulted in the automatic termination of the Prior Sub-Advisory Agreements. In anticipation of the Transaction, on August 6-7, 2025 the Boards considered and unanimously approved the retention of PineBridge as the Funds’ sub-adviser and approved new sub-advisory agreements between TAM and PineBridge with respect to the applicable Funds, to take effect upon the closing of the Transaction (each, a “Sub-Advisory Agreement”). Each Sub-Advisory Agreement has an initial term of one year from its effective date, unless terminated earlier in accordance with its terms. Thereafter, continuance of each Sub-Advisory Agreement is subject to the specific approval, at least annually, by vote of a majority of the Independent Board Members at a meeting called for the purpose of voting on such approval, and by either the applicable Board or an affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the applicable Fund. In connection with the Transaction, each Fund’s principal investment strategies, principal risks, management fee schedule and sub-advisory fee schedule did not change. TAM continues to serve as each Fund’s investment manager. The enclosed Joint Information Statement contains additional information regarding the Sub-Advisory Agreements.

If you have any questions, please call the following numbers between 8 a.m. and 7 p.m., Eastern Time, Monday through Friday: 1-888-233-4339 for the Transamerica Funds or 1-800-851-9777 for the TST Fund.

Thank you, again, for your continued business.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit Chairman, President and Chief Executive Officer

Joint Information Statement

TRANSAMERICA FUNDS

Transamerica Inflation Opportunities

Transamerica Large Core ESG

Transamerica Large Value Opportunities

Transamerica Strategic Income

TRANSAMERICA SERIES TRUST

Transamerica PineBridge Inflation Opportunities VP

March 24, 2026

Summary

This joint information statement (“Joint Information Statement”) is being furnished by the Board of Trustees (each, a “Board” and the members thereof, the “Board Members”) of Transamerica Funds and Transamerica Series Trust (each, a “Trust” and together, the “Trusts”) to the shareholders of the funds listed above (each, a “Fund” and together, the “Funds”). Each Trust is organized as a Delaware statutory trust.

This Joint Information Statement provides information regarding the approval by the Board of each Trust of a sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”), the Funds’ investment manager, and PineBridge Investments LLC with respect to the applicable Funds.

Shares of Transamerica PineBridge Inflation Opportunities VP are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies and to certain asset allocation funds. The contract holders and policy owners who are owners of such separate accounts are not direct shareholders of the Fund. However, for ease of reference, shareholders of Transamerica Inflation Opportunities, Transamerica Large Core ESG, Transamerica Large Value Opportunities and Transamerica Strategic Income, and contract and policy owners invested in insurance company separate accounts that are in turn invested in Transamerica PineBridge Inflation Opportunities VP, are collectively referred to in this Joint Information Statement as “shareholders.”

On December 30, 2025, the Funds’ sub-adviser, PineBridge Investments LLC, completed a transaction involving an internal reorganization and subsequent acquisition by MetLife Investment Management, Inc. (“MIM”) (the “Transaction”). As part of the Transaction, PineBridge Investments LLC, which was an indirect subsidiary wholly owned by PineBridge Investments, L.P., was merged into PineBridge Galaxy LLC, also an indirect wholly owned subsidiary of PineBridge Investments, L.P. and a separately registered investment adviser. Immediately after this merger, the resulting entity was renamed PineBridge Investments LLC (hereinafter “PineBridge”). Immediately thereafter, MIM acquired PineBridge Investments, L.P.’s investment management business, including PineBridge.

This Transaction constituted an “assignment,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the prior investment sub-advisory agreements between TAM and the Funds’ former sub-adviser (the “Prior Sub-Advisory Agreements”), and resulted in the automatic termination of the Prior Sub-Advisory Agreements. In anticipation of the Transaction, on August 6-7, 2025 the Boards considered and unanimously approved the retention of PineBridge as the Funds’ sub-adviser and approved new sub-advisory agreements between TAM and PineBridge with respect to the applicable Funds, to take effect upon the closing of the Transaction (each, a “Sub-Advisory Agreement”). Each Sub-Advisory Agreement has an initial term of one year from its effective date, unless terminated earlier in accordance with its terms. Thereafter, continuance of each Sub-Advisory Agreement is subject to the specific approval, at least annually, by vote of a majority of the Independent Board Members at a meeting called for the purpose of voting on such approval, and by either the applicable

Board or an affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the applicable Fund. In approving the Sub-Advisory Agreements, the Boards considered, among other things, that the Transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided by PineBridge to the Funds. In connection with the Transaction, each Fund’s principal investment strategies, principal risks, management fee schedules and sub-advisory fee schedules did not change. TAM continues to serve as each Fund’s investment manager. The enclosed Joint Information Statement contains additional information regarding the Sub-Advisory Agreements, copies of which are attached hereto as Exhibit A.

This Joint Information Statement is provided in lieu of a proxy statement to the Funds’ shareholders as of January 29, 2026 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) without obtaining investor approval, subject to certain conditions, which include the approval of the Board, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the 1940 Act, of the parties to the agreement (the “Independent Board Members”). Pursuant to the Order, the Funds are required to provide certain information about a sub-advisory agreement to their shareholders.

A notice of internet availability of the Joint Information Statement (“Notice”) is being mailed on or about March 24, 2026. PineBridge will bear the costs associated with preparing and distributing this Joint Information Statement and the Notice to the Funds’ respective shareholders.

The annual reports of the Funds are sent to shareholders of record following each Fund’s fiscal year end. The fiscal year end of Transamerica Inflation Opportunities, Transamerica Large Core ESG, Transamerica Large Value Opportunities and Transamerica Strategic Income is October 31. The fiscal year end of Transamerica PineBridge Inflation Opportunities VP is December 31. Each Fund will furnish, without charge, a copy of its most recent annual and semi-annual reports and annual and semi-annual financial statements to a shareholder upon request. Such requests should be directed to the Funds by calling toll free 1-888-233-4339 for the Transamerica Funds and 1-800-851-9777 for the TST Fund, or writing to the Funds at 1801 California Street, Suite 5200, Denver, CO 80202. Copies of the most recent annual and semi-annual report of each Fund are also available in Form N-CSR on the EDGAR Database on the SEC’s internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote.

Please note that only one copy of the Notice or this Joint Information Statement, as applicable, may be delivered to two or more shareholders who share an address, unless the Funds have received instructions to the contrary. Please contact the Funds at the address and phone numbers set forth above if in the future you do not want the mailing of fund documents to be combined with those of other members of your household, or if you have received multiple copies of fund documents and want future mailings to be combined with those of other members of your household.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

This Joint Information Statement will be available on the Transamerica website until at least September 24, 2026, at https://www.transamerica.com/sites/default/files/files/e070d/tf_pinebridge_control_change_info_stmt.pdf.

A paper or email copy of the Joint Information Statement may be obtained, without charge, by contacting the Transamerica Funds at 1-888-233-4339 or the TST Fund at 1-800-851-9777.

TRANSAMERICA FUNDS

Transamerica Inflation Opportunities

Transamerica Large Core ESG

Transamerica Large Value Opportunities

Transamerica Strategic Income

TRANSAMERICA SERIES TRUST

Transamerica PineBridge Inflation Opportunities VP

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Joint Information Statement?

A.

This Joint Information Statement is being furnished by the Boards to provide information to shareholders of the Funds regarding the Sub-Advisory Agreement for the Funds. The Boards, upon the recommendation of TAM, have approved the Sub-Advisory Agreements between TAM and PineBridge with respect to the Funds.

The Trusts and TAM have obtained exemptive relief from the SEC that permits TAM to enter into sub-advisory agreements with unaffiliated sub-advisers without shareholder approval, subject to certain conditions, including the approval by the Board and a majority of the Independent Board Members. Pursuant to the Order, the Funds have agreed to provide shareholders with certain information regarding such sub-advisory agreements.

Q.	Am I being asked to vote on anything?

A.

No. This Joint Information Statement is being provided to each Fund’s shareholders as of the Record Date in lieu of a proxy statement pursuant to the terms of the Order. You are not being asked to vote on the Sub-Advisory Agreements, but you are encouraged to review this Joint Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.

TAM acts as a “manager of managers” for the Funds. TAM recommended to the Boards the retention of PineBridge as each Fund’s sub-adviser and the approval of the Sub-Advisory Agreements with respect to the Funds. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-adviser, daily monitoring of the sub-adviser’s buying and selling of securities for each Fund, and regular review and evaluation of the sub-adviser’s performance and adherence to each Fund’s investment style and process.

Q.	Why did TAM recommend and the Boards approve the Sub-Advisory Agreements with PineBridge?

A.

The material terms of the Sub-Advisory Agreements between PineBridge and TAM are substantially similar to the material terms of the Prior Sub-Advisory Agreements between PineBridge Investments LLC and TAM. The sub-advisory fee rates payable by TAM to PineBridge under each Sub-Advisory Agreement are the same as the fee rates payable under the Prior Sub-Advisory Agreements. In addition, there is expected to be no diminution in the nature, extent and quality of the sub-advisory services that PineBridge provides to each Fund as a result of the Transaction. PineBridge is expected to retain the same investment processes, portfolio management teams, including the portfolio managers responsible for the Funds, investment strategies and policies, research capabilities, administrative personnel, resources and other support systems as provided under each Prior Sub-Advisory Agreement. After discussion, the Boards unanimously approved the retention of PineBridge as each Fund’s sub-adviser and the Sub-Advisory Agreements. The key factors considered by the Boards are discussed later in the “Evaluation by the Board” section of this Joint Information Statement.

JOINT INFORMATION STATEMENT

This Joint Information Statement describes PineBridge and the terms of the Sub-Advisory Agreements.

At a meeting of the Boards held on August 6-7, 2025, the Boards considered and unanimously approved, at TAM’s recommendation, the Sub-Advisory Agreements effective upon the closing of the Transaction. The Transaction closed on December 30, 2025. Effective December 30, 2025, PineBridge serves as the sub-adviser for each Fund under the Sub-Advisory Agreements.

The Prior Sub-Advisory Agreements terminated automatically upon the closing of the Transaction. The Transaction constituted an “assignment” of the Prior Sub-Advisory Agreements, as that term is defined in the 1940 Act, resulting in the automatic termination of the Prior Sub-Advisory Agreements. This required the Boards to approve the new Sub-Advisory Agreements between TAM and PineBridge with respect to the Funds.

THE FUNDS AND THEIR MANAGEMENT AGREEMENTS

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of each Fund pursuant to Management Agreements (the “Management Agreements”), each dated March 1, 2016, which were last approved by the Boards, including a majority of the Independent Board Members, on June 11-12, 2025. TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon N.V., a Netherlands corporation) and a publicly traded international insurance group.

Subject to the terms of each Management Agreement, TAM, among other things: (i) regularly provides each Fund with investment management services, including management, supervision and investment research and advice, (ii) furnishes a continuous investment program for each Fund’s portfolio of securities and other investments consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current registration statement, (iii) provides supervisory, compliance and administrative services to each Fund, and (iv) provides any additional services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. The services that TAM provides to the Funds under the Management Agreements are not expected to change as a result of the Transaction.

No officer or Board Member of the Funds is a director, officer or employee of PineBridge. No officer or Board Member of the Funds, through the ownership of securities or otherwise, has any other material direct or indirect interest in PineBridge or any other person controlling, controlled by or under common control with PineBridge. None of the Board Members of the Funds have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which PineBridge or any of its affiliates was or is to be a party.

TERMS OF THE PRIOR SUB-ADVISORY AGREEMENTS

PineBridge Investments LLC served as sub-adviser to the Funds under the Prior Sub-Advisory Agreements. PineBridge Investments LLC, prior to its merger into PineBridge, was located at Park Avenue Tower, 65 East 55th Street, New York, NY 10022. PineBridge Investments LLC provided sub-advisory services to each Fund pursuant to the Prior Sub-Advisory Agreements. The Prior Sub-Advisory Agreements were dated March 1, 2014 for the Transamerica Funds and November 10, 2014 for the TST Fund. As sub-adviser to the Funds, PineBridge Investments LLC was responsible for sub-advising the assets of each Fund in a manner consistent with the terms of each Prior Sub-Advisory Agreement and the investment objective, strategies and policies of each Fund. The Prior Sub-Advisory Agreements were last approved by the Boards, including a majority of the Independent Board Members, on June 11-12, 2025.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

The sub-advisory fee rates payable by TAM to PineBridge under the Sub-Advisory Agreements and the sub-advisory fees paid by TAM to PineBridge Investments LLC under the Prior Sub-Advisory Agreements are identical. Descriptions of the sub-advisory fee rates appear below under the caption “Sub-Advisory Fees.”

As discussed below under the caption “Evaluation by the Board,” the Boards authorized TAM to enter into the Sub-Advisory Agreements, effective upon the closing of the Transaction. The Sub-Advisory Agreements were unanimously approved by the Boards on August 6-7, 2025 and became effective as of December 30, 2025. Each Sub-Advisory Agreement has an initial term of one year from its effective date (unless terminated earlier in accordance with its terms). Thereafter, continuance of the Sub-Advisory Agreements is subject to the specific approval, at least annually, by vote of a majority of the Independent Board Members at a meeting called for the purpose of voting on such approval, and by either the applicable Board or an affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the applicable Fund.

The terms of the Prior Sub-Advisory Agreements and the Sub-Advisory Agreements are substantially similar. The management fee schedule payable by the Funds to TAM, and the sub-advisory fee rates payable by TAM to PineBridge, under each Sub-Advisory Agreement are unchanged.

Under the terms of each Sub-Advisory Agreement, subject to the supervision of the Board and TAM, PineBridge shall regularly provide the Funds (with respect to such portion of each Fund’s assets as shall be allocated to PineBridge by TAM from time to time (the “Allocated Assets”)) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current prospectuses and statements of additional information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trusts by written notice to PineBridge. The Prior Sub-Advisory Agreements contained the same provisions.

Each Sub-Advisory Agreement provides that PineBridge will place orders for the purchase and sale of portfolio securities with the issuer or with such broker-dealers who provide research and brokerage services to the Funds within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to PineBridge, or to any other funds or accounts that are clients of PineBridge or its affiliates. Each Sub-Advisory Agreement also provides that PineBridge may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, in such instances where PineBridge has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities which PineBridge and its affiliates have with respect to their clients. The Boards may adopt policies and procedures that modify and restrict PineBridge’s authority regarding the execution of the Funds’ portfolio transactions. The Prior Sub-Advisory Agreements contained the same provisions.

Each Sub-Advisory Agreement provides that unless TAM advises PineBridge in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, PineBridge shall exercise voting rights incident to any security purchased with, or comprising a portion of, each Fund’s Allocated Assets managed by PineBridge, in accordance with PineBridge’s proxy voting policies and procedures without consultation with TAM or the Funds. The Prior Sub-Advisory Agreements contained the same provisions.

Each Sub-Advisory Agreement requires PineBridge to provide each Trust with information and advice regarding the assets allocated to PineBridge to assist the Trust in (i) determining the appropriate liquidity classifications of such assets and whether liquidity information provided by the Trust’s liquidity classification agent is reasonable and (ii) risk identification, risk assessment, and monitoring of risk guidelines with respect to the Trust’s derivatives risk management program. The Prior Sub-Advisory Agreements did not contain such provisions.

Each Sub-Advisory Agreement requires that PineBridge, at its expense, supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by and reasonably available to PineBridge relating to the services provided pursuant to each Sub-Advisory Agreement, including such information that the Funds’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The Prior Sub-Advisory Agreements contained the same provisions.

Each Sub-Advisory Agreement provides that it: (i) may be terminated with respect to a Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of the outstanding voting securities upon giving written notice to PineBridge; (ii) may be terminated by TAM upon written notice to PineBridge, without the payment of any penalty; (iii) may be terminated by PineBridge upon 90 days’ advance written notice to TAM; and (iv) will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) by PineBridge and shall not be assignable by TAM without the consent of PineBridge. The Prior Sub-Advisory Agreements contained similar provisions.

Each Sub-Advisory Agreement states that PineBridge shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of services thereunder, provided that PineBridge is not protected against any liability to TAM or the Funds to which PineBridge would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under each Sub-Advisory Agreement. The Prior Sub-Advisory Agreements contained the same provisions.

Each Sub-Advisory Agreement requires PineBridge to make certain representations and covenants, including concerning PineBridge’s review of each Fund’s registration statement, the registration statement disclosure being consistent with the manner in which PineBridge is managing each Fund, and PineBridge’s commitment to promptly notify TAM and the Trust in the event the registration statement disclosure becomes inaccurate or incomplete. The Prior Sub-Advisory Agreements contained the same provisions.

Each Sub-Advisory Agreement requires TAM and PineBridge to hold any and all proprietary information or personally identifiable information they receive in connection with service provided to the Funds confidential for a period of three (3) years after the termination of such Agreements, and to exercise, at a minimum, the same care they would exercise to protect their own such information by implementing reasonable precautions to protect the confidentiality and value of such information, including implementing policies and procedures designed to prevent loss, misappropriation, misuse or dissemination to unauthorized persons, in any event in accordance with applicable law. The Transamerica Fund’s Prior Sub-Advisory Agreements contained the same provisions, while the Transamerica Series Trust Prior Sub-Advisory Agreement did not.

Each Sub-Advisory Agreement provides that PineBridge, in performance of its duties, is and shall be an independent contractor and, unless otherwise expressly provided in the Sub-Advisory Agreement or otherwise authorized in writing, shall have no authority to act for or represent the Funds or TAM in any way or otherwise be deemed to be an agent of the Funds or TAM. The Prior Sub-Advisory Agreements contained the same provisions.

Each Sub-Advisory Agreement provides that the Trust and the Funds are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by PineBridge and as to the rights and privileges to which TAM is entitled thereunder, and that the Trust and the Funds are entitled to all of the rights and privileges associated with such third-party beneficiary status, except that such third-party beneficiary status or any rights, privileges, claims, or remedies shall not extend to any shareholder or other person. The Prior Sub-Advisory Agreements did not contain the same provisions.

Each Sub-Advisory Agreement provides that it shall be construed, and the provisions thereof interpreted, under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. The Prior Sub-Advisory Agreements provided that they would be construed, and the provisions thereof interpreted, under and in accordance with the laws of the State of Florida.

Shareholders should refer to Exhibit A attached hereto for the complete terms of each Sub-Advisory Agreement. The summary of each Sub-Advisory Agreement set forth herein is qualified in its entirety by provisions of each Sub-Advisory Agreement as set forth in Exhibit A.

TAM MANAGEMENT FEES

In connection with the Transaction, the management fee schedule payable by the Funds to TAM did not change. Under the Management Agreements, each Fund currently pays TAM on an annual basis the following management fee based on its average daily net assets:

Transamerica Inflation Opportunities

First $500 million	0.38%
Over $500 million up to $750 million	0.375%
In excess of $750 million	0.37%

Transamerica Large Core ESG

Transamerica Large Value Opportunities

First $250 million	0.45%
Over $250 million up to $750 million	0.44%
In excess of $750 million	0.43%

Transamerica Strategic Income

First $500 million	0.544%
Over $500 million up to $2 billion	0.534%
In excess of $2 billion	0.53%

Transamerica PineBridge Inflation Opportunities VP

First $100 million	0.43%
Over $100 million up to $500 million	0.38%
Over $500 million up to $750 million	0.375%
In excess of $750 million	0.37%

Management fees are accrued daily and paid by each Fund monthly. As of January 29, 2026, the net assets of the Funds are shown below:

Transamerica Inflation Opportunities	$155,448,004
Transamerica Large Core ESG	$171,601,880
Transamerica Large Value Opportunities	$245,475,243
Transamerica Strategic Income	$278,143,330
Transamerica PineBridge Inflation Opportunities VP	$85,549,850

TAM has entered into an expense limitation agreement with the Trusts on behalf of the Funds pursuant to which TAM has agreed to implement an expense cap to limit the ordinary operating expenses of one or more share classes of the Funds. The expense caps and waived fees and/or reimbursed expenses exclude, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the relevant Fund’s business. TAM is permitted to recapture amounts waived and/or reimbursed to a class of a Fund during the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class, but only if, after such recapture, the class’s expense ratio does not exceed the expense cap or any other lower limit then in effect for that class.

The current expense caps for the applicable share classes of the Funds are listed below. Each expense limitation arrangement cannot be terminated prior to its stated expiration date without the Board’s consent.

Fund	Expense Cap								Expiration Date of Expense Cap
	Class A	Class C	Class I	Class I2	Class I3	Class R	Class R4	Class R6
Transamerica Inflation Opportunities[1]	0.95%	1.71%	0.65%	0.53%	0.53%	1.00%	0.65%	0.53%	March 1, 2027
Transamerica Large Core ESG	1.00%	N/A	N/A	N/A	0.57%	1.15%	0.81%	0.57%	March 1, 2027
Transamerica Large Value Opportunities	N/A	N/A	N/A	N/A	0.65%	1.00%	0.75%	N/A	March 1, 2027
Transamerica Strategic Income	0.97%	N/A	0.73%[2]	0.63%	N/A	N/A	N/A	0.63%	March 1, 2027

Fund	Expense Cap		Expiration Date of Expense Cap
	Initial Class	Service Class
Transamerica PineBridge Inflation Opportunities VP	0.63%	0.88%	May 1, 2027

1 TAM has contractually agreed not to recapture from any class of the Fund any amounts previously waived or reimbursed by TAM through March 1, 2027. This arrangement cannot be terminated before that date without the consent of the Board of Trustees.

2 TAM has contractually agreed to reimburse 0.10% of the transfer agency fees on Class I shares through March 1, 2027. This arrangement cannot be terminated before that date without the consent of the Board of Trustees and is not subject to recapture.

SUB-ADVISORY FEES

Each Sub-Advisory Agreement’s fee schedule is identical to that of the Prior Sub-Advisory Agreement.

Under each Sub-Advisory Agreement, TAM (not the Funds) pays PineBridge the following sub-advisory fees for its services with respect to the Funds’ average daily net assets on an annual basis:

Fund	Investment Sub-Advisory Fee√
Transamerica Inflation Opportunities Transamerica PineBridge Inflation Opportunities VP	0.15% of the first $100 million 0.10% over $100 million up to $250 million 0.05% in excess of $250 million*
Transamerica Large Core ESG Transamerica Large Value Opportunities	0.10% of the first $250 million 0.09% over $250 million up to $500 million 0.08% in excess of $500 million**
Transamerica Strategic Income	0.18% of the first $500 million 0.17% in excess of $500 million

√	As a percentage of average daily net assets on an annual basis.

*

Under both the Prior Sub-Advisory Agreements and the Sub-Advisory Agreements, the average daily net assets for the purpose of calculating sub-advisory fees are determined on the basis of the aggregate average daily net assets of Transamerica Inflation Opportunities and Transamerica PineBridge Inflation Opportunities VP.

**

Under both the Prior Sub-Advisory Agreements and the Sub-Advisory Agreements, the average daily net assets for the purpose of calculating sub-advisory fees are determined on the basis of the aggregate average daily net assets of Transamerica Large Core ESG and Transamerica Large Value Opportunities.

MANAGEMENT AND SUB-ADVISORY FEES PAID

The following table shows the management fees paid by the Funds to TAM and sub-advisory fees paid by TAM (with and without regard to waivers/expense reimbursements and recapture) to PineBridge for the fiscal year ended October 31, 2025, for Transamerica Inflation Opportunities, Transamerica Large Core ESG, Transamerica Large Value Opportunities and Transamerica Strategic Income, and for the fiscal year ended December 31, 2025, for Transamerica PineBridge Inflation Opportunities VP.

Fund	Management Fees Payable to TAM (prior to waiver/expense reimbursements and recapture)	Management Fees Waived/Expenses Reimbursed	Management Fees Paid to TAM (after waivers/expense reimbursements and recapture)	Sub-Advisory Fees Paid by TAM to PineBridge (Net of Fees Reimbursed)
Transamerica Inflation Opportunities	$564,823	$21,621	$543,202	$177,544
Transamerica Large Core ESG	$756,176	$138	$756,241	$160,835
Transamerica Large Value Opportunities	$1,154,622	$8,023	$1,147,962	$245,750
Transamerica Strategic Income	$1,144,800	$202,886	$951,933	$397,123
Transamerica PineBridge Inflation Opportunities VP	$403,289	$0.00	$403,289	$113,345

INFORMATION REGARDING THE SUB-ADVISER

PineBridge is a wholly-owned indirect subsidiary of MetLife Inc. (“MetLife”) and is part of MetLife Investment Management, LLC, the institutional asset management business of MetLife. PineBridge has been a registered investment adviser since 2016. As of December 31, 2025, PineBridge, including its affiliates, had approximately $741.7 billion in total assets under management. PineBridge’s principal business address is Park Avenue Tower, 65 East 55th Street, New York, NY 10022.

Portfolio Managers

Transamerica Inflation Opportunities

Transamerica PineBridge Inflation Opportunities VP

Name	Sub-Adviser	Positions Over Past Five Years
Robert A. Vanden Assem, CFA	PineBridge Investments LLC	Portfolio Manager of the Funds since 2014; Employee of PineBridge Investments LLC since 2001; Managing Director and Head of Investment Grade Fixed-Income
Roberto Coronado	PineBridge Investments LLC	Portfolio Manager of the Funds since 2016; Employee of PineBridge Investments LLC since 2014; Managing Director and Senior Portfolio Manager of Global Rates and Investment Grade Fixed-Income
Gunter H. Seeger	PineBridge Investments LLC	Portfolio Manager of the Funds since 2018; Employee of PineBridge Investments LLC since 2009; Senior Vice President, Senior Portfolio Manager and Research Analyst, U.S. Rates and Securitized Products

Transamerica Large Core ESG

Transamerica Large Value Opportunities

Name	Sub-Adviser	Positions Over Past Five Years
Sheedsa Ali, CFA	PineBridge Investments LLC	Portfolio Manager of the Funds since 2018; Employee of PineBridge Investments LLC since 2005; Head of quantitative equity research and Portfolio Manager of Research Enhanced Strategies at PineBridge Investments LLC

Transamerica Strategic Income

Name	Sub-Adviser	Positions Over Past Five Years
Peter Hu, CFA	PineBridge Investments LLC	Portfolio Manager of the Fund since 2014; Employee of PineBridge Investments LLC since 2006; Portfolio Manager at PineBridge Investments LLC since 2006
Michael J. Kelly, CFA	PineBridge Investments LLC	Portfolio Manager of the Fund since 2014; Employee of PineBridge Investments LLC since 1999; Portfolio Manager at PineBridge Investments LLC since 1999
Steven Oh, CFA	PineBridge Investments LLC	Portfolio Manager of the Fund since 2014; Employee of PineBridge Investments LLC since 2000; Portfolio Manager at PineBridge Investments LLC since 2000
Robert A. Vanden Assem, CFA	PineBridge Investments LLC	Portfolio Manager of the Fund since 2014; Employee of PineBridge Investments LLC since 2001; Managing Director and Head of Investment Grade Fixed-Income
Roberto Coronado	PineBridge Investments LLC	Portfolio Manager of the Fund since 2016; Employee of PineBridge Investments LLC since 2014; Managing Director and Senior Portfolio Manager of Global Rates and Investment Grade Fixed-Income
Gunter H. Seeger	PineBridge Investments LLC	Portfolio Manager of the Fund since 2019; Employee of PineBridge Investments LLC since 2009; Senior Vice President, Senior Portfolio Manager and Research Analyst, U.S. Rates and Securitized Products

Management and Governance

Listed below are the names, positions and principal occupations of the directors and principal executive officers of PineBridge as of January 29, 2026. The principal address of each individual as it relates to his or her duties at PineBridge is the same as that of PineBridge Investments LLC unless otherwise noted.

Name	Position with PineBridge
Brian D. Funk	President
Michael J. Karpik	Director, Chief Operating Officer
Tracie E. Ahern	Director, Chief Financial Officer

Management Activities. PineBridge does not act as investment adviser or sub-adviser for any registered investment companies, series of a registered investment company, separately managed accounts and/or other commingled pools with investment objectives similar to those of the Funds.

EVALUATION BY THE BOARD

At a meeting of the Boards held on August 6-7, 2025, the Boards considered the retention of PineBridge as sub-adviser for the Funds. Following their review and consideration, the Board Members determined that the terms of the Sub-Advisory Agreements were reasonable, and approval of the Sub-Advisory Agreements was in the best interests of each Fund and its respective shareholders. The Boards, including the Independent Board Members, unanimously approved the Sub-Advisory Agreements for an initial term of one year from their effective date (unless terminated earlier in accordance with their terms). Thereafter, continuance of the Sub-Advisory Agreements is subject to the specific approval, at least annually, by vote of a majority of the Independent Board Members at a meeting called for the purpose of voting on such approval, and by either the Board or an affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the applicable Fund.

To assist the Board Members in their consideration of the Sub-Advisory Agreements, the Board Members requested and received from TAM and PineBridge certain materials and information in advance of the meeting. The Board Members then reviewed such information as they deemed reasonably necessary to evaluate the Sub-Advisory Agreements. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Independent Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)	that the Transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to the Funds and their investors, including compliance services;

(b)

that PineBridge does not anticipate any restructuring of PineBridge’s management and operations following the Transaction, and that PineBridge will continue to have investment and operational autonomy;

(c)

that PineBridge will continue to have the capabilities, resources and personnel necessary to provide services to the Funds based on an assessment of PineBridge, its investment personnel, and the services PineBridge currently provides to the Funds; and

(d)	that the PineBridge Sub-Advisory Agreements will not result in any change in the rate of sub-advisory fees payable by TAM to PineBridge.

In considering the Sub-Advisory Agreements, the Board Members also relied, as to PineBridge’s services, fees, profitability and fallout benefits, on their prior deliberations in approving the Prior Sub-Advisory Agreements on June 11-12, 2025, as supplemented by the new information concerning the Transaction.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed above, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the Sub-Advisory Agreements is in the best interests of the Funds and their respective shareholders and unanimously approved the Sub-Advisory Agreements to take effect upon the closing of the Transaction.

BROKERAGE INFORMATION

The Funds did not pay any commissions to affiliated broker-dealers for the fiscal years ended October 31, 2025 or December 31, 2025, respectively.

ADDITIONAL INFORMATION

TAM, the Funds’ investment manager and administrator, Transamerica Fund Services, Inc., the Funds’ transfer agent, and Transamerica Capital, LLC, the Funds’ principal underwriter, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of January 29, 2026, the Board Members and officers of each Fund, individually and as a group, owned beneficially less than 1% of the outstanding shares of each Fund.

As of January 29, 2026, the following persons owned of record 5% or more of the outstanding shares of the class identified of the following Funds:

Name & Address	Fund Name	Class	Percent
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Inflation Opportunities	A	38.47%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Inflation Opportunities	A	22.67%

Umb Bank Na Cust Rollover IRA FBO Christine M Koy 3 Halifax Ct Rockville MD 20850-3009	Transamerica Inflation Opportunities	A	6.87%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Inflation Opportunities	A	6.14%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Inflation Opportunities	C	94.68%

Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1901	Transamerica Inflation Opportunities	I	83.65%

Charles Schwab & Co 211 Main St San Francisco CA 94105-1901	Transamerica Inflation Opportunities	I	8.56%

Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Inflation Opportunities	I2	45.72%

Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Inflation Opportunities	I2	31.08%

Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Inflation Opportunities	I2	18.30%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Inflation Opportunities	I3	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Inflation Opportunities	R	99.86%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Inflation Opportunities	R4	99.99%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Inflation Opportunities	R6	43.28%

Matrix Trust Company As Agent For Advisor Trust, Inc. Swanson-Fahrney Ford Sales, Inc. 401(k) Plan 717 17th Street, Suite 1300 Denver CO 80202-3304	Transamerica Inflation Opportunities	R6	33.51%

Matrix Trust Company As Agent For Advisor Trust, Inc. Western Collegiate 401(k) Plan 717 17th Street, Suite 1300 Denver CO 80202-3304	Transamerica Inflation Opportunities	R6	11.78%

Matrix Trust Company As Agent For Advisor Trust, Inc. Bradley Builders, Inc. 401k Plan 717 17th Street, Suite 1300 Denver CO 80202-3304	Transamerica Inflation Opportunities	R6	8.14%

Umb Bank Na Cust Simple IRA FBO Sharon Kay Vetter 105 Kings Way Norfolk NE 68701-3301	Transamerica Large Core ESG	A	41.43%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Large Core ESG	A	8.10%

Caroline A Searles & Robert Searles JTWROS 345 E Franklin St Horseheads NY 14845-2570	Transamerica Large Core ESG	A	7.55%

Umb Bank Na Utica Community Schools 403B-7 A/C Nicholas Kawala 54417 Berryfield Dr Macomb MI 48042-2243	Transamerica Large Core ESG	A	6.16%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Core ESG	I3	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Core ESG	R	85.38%

Charles Schwab & Co 211 Main St San Francisco CA 94105-1901	Transamerica Large Core ESG	R	14.49%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Core ESG	R4	64.08%

Transamerica Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2426	Transamerica Large Core ESG	R4	35.92%

John Hancock Trust Company LLC 200 Berkeley St Boston MA 02116-5022	Transamerica Large Core ESG	R6	85.46%

Transamerica Trust Company FBO Transamerica Retirement Plans 440 Mamaroneck Ave Harrison NY 10528-2426	Transamerica Large Core ESG	R6	11.06%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Value Opportunities	I3	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Value Opportunities	R	89.96%

Charles Schwab & Co 211 Main St San Francisco CA 94105-1901	Transamerica Large Value Opportunities	R	8.87%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Value Opportunities	R4	100.00%

Mid Atlantic Trust Company FBO Ta Master Custodial IRA 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica Strategic Income	A	37.55%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Strategic Income	A	11.76%

Janney Montgomery Scott LLC A/C 3909-9870 Robert A Poole (Ira) 1717 Arch Street Philadelphia PA 19103-2713	Transamerica Strategic Income	A	9.12%

Raymond James Omnibus For Mutual Funds Attn Mutual Fund Reconciliation 14G 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Strategic Income	A	8.55%

U.S. Bancorp Investments Inc. FBO 278271201 60 Livingston Ave Saint Paul MN 55107-2292	Transamerica Strategic Income	A	7.84%

U.S. Bancorp Investments Inc. FBO 258752461 60 Livingston Ave Saint Paul MN 55107-2292	Transamerica Strategic Income	A	6.34%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Strategic Income	I	21.34%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 250 Nicollet Mall Suite 1400 Minneapolis MN 55401-7582	Transamerica Strategic Income	I	20.55%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Strategic Income	I	17.97%

UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Strategic Income	I	15.61%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Strategic Income	I	10.34%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Strategic Income	I	5.68%

Raymond James Omnibus For Mutual Funds Attn Mutual Fund Reconciliation 14G 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Strategic Income	I	5.67%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Strategic Income	I2	52.37%

Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Strategic Income	I2	35.45%

Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Strategic Income	I2	8.53%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Strategic Income	R6	100.00%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica PineBridge Inflation Opportunities VP	Initial	100.00%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PineBridge Inflation Opportunities VP	Service	90.24%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PineBridge Inflation Opportunities VP	Service	9.76%

Any shareholder who holds beneficially 25% or more of a Fund may be deemed to control the Fund until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of other shareholders.

As of January 29, 2026, the following shareholders owned of record 25% or more of the outstanding shares of the following Funds:

Name & Address	Fund Name	Shares	Percent of Fund Owned

Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Inflation Opportunities	5,899,556.680	37.47%

Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Inflation Opportunities	4,010,014.874	25.47%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Core ESG	11,036,290.559	73.04%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Value Opportunities	20,989,653.904	78.12%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PineBridge Inflation Opportunities VP	7,742,307.275	90.22%

Each Trust is a Delaware statutory trust and as such, is not required to hold annual meetings of shareholders, although special meetings may be called for a Fund, or for the Trusts as a whole, for purposes such as electing or removing Board Members, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trusts at the Trusts’ office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,
Transamerica Funds
Transamerica Series Trust

Dennis P. Gallagher
Secretary and Chief Legal Officer

March 24, 2026

EXHIBIT A

INVESTMENT SUB-ADVISORY AGREEMENT

PINEBRIDGE INVESTMENTS LLC

This Agreement, entered into as of December 30, 2025 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and PineBridge Investments LLC, a Delaware limited liability company (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Funds (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Sub-advisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swaps, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2- 2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Subadviser will monitor the security valuations of the Allocated Assets. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

(f)

As reasonably requested by the Fund, the Subadviser will provide the Fund with information and advice regarding the Allocated Assets to assist the Fund in (i) determining the appropriate liquidity classifications of such assets and whether liquidity information provided by the Fund’s liquidity classification agents is reasonable; and (ii) risk identification, risk assessment, and monitoring of risk guidelines with respect to the Fund’s derivatives risk management program;

3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)

The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms or otherwise indicated on Schedule A, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 10, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

11. Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, that is consistent with information the Subadviser has provided to the Trust (or otherwise expressly approved) for such purposes, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement, and as of the date of any future amendments or supplements to the Registration Statement (provided that the Subadviser shall have been provided with a reasonable opportunity to review any such amendment or supplement prior to the time at which it is filed with the SEC), the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly if it becomes aware of any statement respecting or relating to the Subadviser contained in the Registration Statement having become untrue in any material respect or if it becomes aware that the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement and as of the date of any future amendments or supplements to the Registration Statement (provided that the Subadviser shall have been provided with a reasonable opportunity to review any such amendment or supplement prior to the time at which is filed with the SEC), is consistent in all material respects with the manner in which the Subadviser is managing the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for a Fund is inconsistent in any material respect with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

12. Use of Name. TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Fund and the Adviser shall cease using its name and its marks, symbols or logos as soon as reasonably practicable, except to the extent that continued use is required by applicable laws, rules, and regulations.

13. Confidentiality. Each party to this Agreement hereby agrees to hold any and all proprietary information or personally identifiable information it receives in connection with this Agreement confidential for a period three (3) years after the termination of this Agreement and shall exercise, at a minimum, the same care it would exercise to protect its own such information by in any case, implementing reasonable precautions to protect the confidentiality and value of such information, including implementing policies and procedures designed to prevent loss, misappropriation, misuse or dissemination to unauthorized persons, in any event in accordance with applicable law. The receiving party of any such information shall promptly notify the disclosing party of any unauthorized use or disclosure of any such information and shall assist the disclosing party in remedying any unauthorized use or disclosure of any such information caused by them.

14. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

15. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

16. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, and the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

17. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Subadviser or TAM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested, by electronic mail (which shall be deemed to be “in writing” for purposes of this Agreement) or by facsimile machine or a similar means of same delivery which provided evidence of receipt (with a conforming copy by mail as set forth herein).

All notices provided to TAM will be sent to the attention of:

TRANSAMERICA ASSET MANAGEMENT, INC.

1801 California Street, Suite 5200

Denver, CO 80202

Attention: TAM Legal

Fax No: 866-297-9928

Phone No: 720-482-8836

Email: TA TAM TAMLegalManager@transamerica.com

All notices provided to Subadviser will be sent to the attention of:

PINEBRIDGE INVESTMENTS LLC

Park Avenue Tower, 65 East 55th Street

New York, New York 10022

Attention: Client Relations

Email Address: AMER_ClientRelations@pinebridge.com

With a copy to:

PINEBRIDGE INVESTMENTS LLC

Park Avenue Tower, 65 East 55th Street

New York, New York 10022

Attention: Legal Department

Email Address: Eric.Smith@pinebridge.com

18. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

19. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

20. Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

21. Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

22. Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

23. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name:	Christopher A. Staples

Title:	Senior Vice President

PINEBRIDGE INVESTMENTS LLC
By:	/s/ Michael J. Kelly

Name:	Michael J. Kelly

Title:	Managing Director, Global Head of Multi-Asset

December 30, 2025

Schedule A^

Fund	Investment Sub-advisory Fee*

Transamerica Inflation Opportunities **	0.15% of the first $100 million; 0.10% over $100 million up to $250 million; 0.05% in excess of $250 million

Transamerica Large Core ESG (formerly, Transamerica Large Core)***	0.10% of the first $250 million; 0.09% over $250 and up to $500 million; 0.08% over $500 million

Transamerica Large Value Opportunities***	0.10% of the first $250 million; 0.09% over $250 and up to $500 million; 0.08% over $500 million

Transamerica Strategic Income (formerly, Unconstrained Bond)	0.18% of the first $500 million; 0.17% in excess of $500 million

^	This Agreement with respect to the Funds listed on Schedule A shall have a one-year term.

*	As a percentage of net assets on an annual basis

**

The average daily net assets for the purpose of calculating sub-advisory fees will be determined based on the aggregate average daily net assets of Transamerica Inflation Opportunities, a series of the Trust, and Transamerica PineBridge Inflation Opportunities VP, a series of Transamerica Series Trust.

***

The average daily net assets for the purpose of calculating sub-advisory fees will be determined based on the aggregate average daily net assets of Transamerica Large Core ESG (formerly, Transamerica Large Core) and Transamerica Large Value Opportunities, each a series of the Trust.

INVESTMENT SUB-ADVISORY AGREEMENT

PINEBRIDGE INVESTMENTS LLC

This Agreement, entered into as of December 30, 2025 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and PineBridge Investments LLC, a Delaware limited liability company (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Sub-advisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swaps, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the

“Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2- 2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Subadviser will monitor the security valuations of the Allocated Assets. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

(f)

As reasonably requested by the Fund, the Subadviser will provide the Fund with information and advice regarding the Allocated Assets to assist the Fund in (i) determining the appropriate liquidity classifications of such assets and whether liquidity information provided by the Fund’s liquidity classification agents is reasonable; and (ii) risk identification, risk assessment, and monitoring of risk guidelines with respect to the Fund’s derivatives risk management program;

3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)

The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms or otherwise indicated on Schedule A, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 10, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

11. Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, that is consistent with information the Subadviser has provided to the Trust (or otherwise expressly approved) for such purposes, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement, and as of the date of any future amendments or supplements to the Registration Statement (provided that the Subadviser shall have been provided with a reasonable opportunity to review any such amendment or supplement prior to the time at which it is filed with the SEC), the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly if it becomes aware of any statement respecting or relating to the Subadviser contained in the Registration Statement having become untrue in any material respect or if it becomes aware that the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement and as of the date of any future amendments or supplements to the Registration Statement (provided that the Subadviser shall have been provided with a reasonable opportunity to review any such amendment or supplement prior to the time at which is filed with the SEC), is consistent in all material respects with the manner in which the Subadviser is managing the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for a Fund is inconsistent in any material respect with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

12. Use of Name. TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Fund and the Adviser shall cease using its name and its marks, symbols or logos as soon as reasonably practicable, except to the extent that continued use is required by applicable laws, rules, and regulations.

13. Confidentiality. Each party to this Agreement hereby agrees to hold any and all proprietary information or personally identifiable information it receives in connection with this Agreement confidential for a period three (3) years after the termination of this Agreement and shall exercise, at a minimum, the same care it would exercise to protect its own such information by in any case, implementing reasonable precautions to protect the confidentiality and value of such information, including implementing policies and procedures designed to prevent loss, misappropriation, misuse or dissemination to unauthorized persons, in any event in accordance with applicable law. The receiving party of any such information shall promptly notify the disclosing party of any unauthorized use or disclosure of any such information and shall assist the disclosing party in remedying any unauthorized use or disclosure of any such information caused by them.

14. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

15. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

16. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, and the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

17. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Subadviser or TAM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested, by electronic mail (which shall be deemed to be “in writing” for purposes of this Agreement) or by facsimile machine or a similar means of same delivery which provided evidence of receipt (with a conforming copy by mail as set forth herein).

All notices provided to TAM will be sent to the attention of:

TRANSAMERICA ASSET MANAGEMENT, INC.

1801 California Street, Suite 5200

Denver, CO 80202

Attention: TAM Legal

Fax No: 866-297-9928

Phone No: 720-482-8836

Email: TA TAM TAMLegalManager@transamerica.com

All notices provided to Subadviser will be sent to the attention of:

PINEBRIDGE INVESTMENTS LLC

Park Avenue Tower, 65 East 55th Street

New York, New York 10022

Attention: Client Relations

Email Address: AMER_ClientRelations@pinebridge.com

With a copy to:

PINEBRIDGE INVESTMENTS LLC

Park Avenue Tower, 65 East 55th Street

New York, New York 10022

Attention: Legal Department

Email Address: Eric.Smith@pinebridge.com

18. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

19. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

20. Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

21. Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

22. Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

23. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name:	Christopher A. Staples

Title:	Senior Vice President

PINEBRIDGE INVESTMENTS LLC
By:	/s/ Michael J. Kelly

Name:	Michael J. Kelly

Title:	Managing Director, Global Head of Multi-Asset

December 30, 2025

Schedule A^

Fund	Investment Sub-advisory Fee*

Transamerica PineBridge Inflation Opportunities VP**	0.15% of the first $100 million; 0.10% over $100 million up to $250 million; 0.05% in excess of $250 million

^	This Agreement with respect to the Fund listed on Schedule A shall have a one-year term.

*	As a percentage of net assets on an annual basis

**

The average daily net assets for the purpose of calculating sub-advisory fees will be determined based on the aggregate average daily net assets of Transamerica PineBridge Inflation Opportunities VP, a series of the Trust, and Transamerica Inflation Opportunities, a series of Transamerica Funds.